December 28, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

     Re:  Registration Statement on Form S-8
          Your File Number:  333-93673

Ladies and Gentlemen:

     A  portion of Exhibit 24, the Power of Attorney,
was   inadvertently  omitted  in  our  prior  filing.
Attached is a correct copy of Exhibit 24.

     If you have any questions please feel free to call me at (317) 261-8405.

                              Sincerely,


                                /s/ Carolyn B. Caldwell
                              Carolyn B. Caldwell
CBC:gkb
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